UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21919

T. Rowe Price Inflation Focused Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

Item 1. Report to Shareholders

Inflation Focused Bond Fund	November 30, 2012

The views and opinions in this report were current as of November 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Front-end Treasury inflation protected securities (TIPS) had modest returns in the last six months, as the Federal Reserve’s 0% interest rate policy continued to support higher inflation expectations. Inflation rates, which had hovered at around the Fed’s target rate of 2.0% earlier in the year, dropped below that level and remained there throughout most of the past six months. However, with low interest rates appearing to do little to spur job creation, the central bank in September added to its $2.8 trillion balance sheet by announcing a third round of quantitative easing by buying $40 billion worth of agency mortgage-backed securities each month. The Fed moves came as central banks in Europe and Asia also introduced measures to reverse the trend in lower global growth. Investment-grade corporate issues generated strong returns, thanks to solid corporate fundamentals and the ongoing search for higher yields.

MARKET ENVIRONMENT

The U.S. economy generated mixed results over the last six months, but pressures from the European recession and slowdown in Asia and Latin America threatened to impair the slow-moving recovery. There was ample good news. The housing recovery gained traction, helped by record-low interest rates, a rebound in home prices, and gains in consumer loans. Loan delinquency rates also showed steady declines during the period. Gross domestic product growth rebounded in the third quarter of 2012 at an annualized rate of 2.7%. However, employment gains, which had been strong at the start of the year, fell sharply last summer. Heightened business caution also appeared in weak data on durable goods orders and industrial production, and retail sales declined as consumer confidence retreated. Investment and spending seemed to be hampered by growing worries about political gridlock following the general election, which resulted in the continuation of a divided government.

With the labor market failing to gain traction, the Fed extended its program of long-term bond purchases and announced a third round of quantitative easing (more commonly called QE3) in September. In what was widely interpreted as a victory for the “doves”—or those Fed officials willing to accept the risk of higher inflation in order to bring down the unemployment rate—the central bank announced that it would begin buying $40 billion worth of agency mortgage-backed securities every month. Significantly, the Fed set no expiration date on its buying program, but rather indicated that it would continue making asset purchases as long as “the outlook for the labor market does not improve substantially.” The Fed also extended its policy rate guidance by half a year, anticipating that “exceptionally low levels for the federal funds rate are likely to be warranted at least through mid-2015.”

Interest rates reached the lowest levels on record during our reporting period. The benchmark 10-year Treasury note fell to 1.39% in mid-July before moving higher later in our reporting period as conditions in Europe appeared to stabilize. TIPS participated in the July rally as well, but, driven by further global monetary accommodation, real yields continued to fall even after conditions stabilized. While very low yields served the Fed’s purpose of lowering borrowing costs and pushing investors into higher-risk securities, those seeking short-term, risk-free income continued to see negligible returns from their investments.

PERFORMANCE

The Inflation Focused Bond Fund returned 0.97% for the six-month period ended November 30, 2012. The fund underperformed the Barclays U.S. 1–5 Year Treasury TIPS Index for the last six months. The fund’s net asset value at the end of November was $5.20, compared with $5.15 at the end of May 2012. As we like to point out, the objective of the fund is to provide greater income and inflation protection than a money market fund but with a higher degree of principal risk.

The Inflation Focused Bond Fund remains an underlying fund of the T. Rowe Price Retirement Funds but includes a high allocation to TIPS, as we feel we can provide greater opportunity for investors to sustain an inflation-adjusted withdrawal stream throughout their retirement years. Our research has shown that TIPS can serve as an effective diversifier by providing a direct link between portfolio returns and inflation, thus reducing the adverse impact of inflation volatility. Further, the fund can now invest in longer-term bonds, as the limits on maintaining a short-term average effective maturity have been removed.

The transitioning of the Inflation Focused Bond Fund has been gradual, reflecting liquidity considerations, the size of the market, and the general richness of the front end of the TIPS market, as real inflation-adjusted yields are negative in all of the issues. Supply offered through periodic five-year TIPS auctions has been helpful in expanding our TIPS allocation to about 73% of the fund. In retrospect, the fund should have held more five-year TIPS, as its shorter maturity TIPS holdings failed to fully participate in the broader rally in real rates. While such five-year TIPS auctions may still provide opportunities to add, the current allocation may not grow materially for two reasons. First, inflation protection has become more expensive due to negative real yields, and inflation, at the moment, seems well contained. Second, the fund is intended to generate income, and we have invested in corporate bonds, which offer the prospects of higher returns as risk aversion abates.

As mentioned earlier, the fund maintained an out-of-benchmark position in corporate securities, with a large allocation to investment-grade bonds. Corporates produced good results in the last six months and outperformed TIPS during the period. We expect to maintain a reasonable concentration of nongovernment securities in an attempt to produce favorable yields and boost income. The fund also retained small positions in asset-backed securities and commercial mortgage-backed securities to provide greater diversification and the potential for higher yields.

OUTLOOK

Despite negative real yields, TIPS continue to attract buyers and perform reasonably well due to the expectation of higher inflation, the persistence of an easy Fed monetary policy, and unsettling economic challenges in Europe and the U.S. The global economic slowdown suggests inflation levels that are closer to the Fed’s target rate of 2.0%. In fact, producer and commodity prices have come down since last spring, and the consumer price index is projected to end 2012 at about 2.2%, well below the 3.4% level of one year ago.

Among corporate bonds, the technical environment is still encouraging, given generally low yields and strong investor demand. We expect this situation to continue for the foreseeable future. While yield spreads for the sector have been tightening relative to Treasury yields, corporate bonds remain reasonably attractive compared with other fixed income assets. Economic growth remains slow, but its steady pace is providing corporations with a stable environment in which to operate. Employment has been sluggish. However, the Federal Reserve’s asset purchase programs could provide some support in the coming year.

As always, our investment team remains committed to our risk-aware, fundamentally based investment approach and long-term perspective.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
President and chairman of the fund’s Investment Advisory Committee

December 18, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays U.S. 1–5 Year Treasury TIPS Index: An index that tracks the performance of U.S. Treasury inflation-protected securities that have a remaining maturity of one to five years.

Barclays 1–3 Year U.S. Government/Credit Index: A total return index that incorporates all bonds in the Treasury Bond Index and the Agency Bond Index, as well as U.S. corporate and some foreign debentures and secured notes, with maturities of one to three years.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended 11/30/12	Year Ended 5/31/12	5/31/11	5/31/10	5/31/09	5/31/08
NET ASSET VALUE						
Beginning of period	$ 5.15	$ 5.11	$ 5.06	$ 4.98	$ 5.03	$ 4.99
Investment activities						
Net investment income[1]	0.02	0.08	0.13	0.12	0.20	0.23
Net realized and unrealized gain (loss)	0.03	–	0.05	0.09	(0.04)	0.04
Total from investment activities	0.05	0.08	0.18	0.21	0.16	0.27
Distributions						
Net investment income	–	(0.04)	(0.13)	(0.12)	(0.20)	(0.23)
Net realized gain	–	–	–	–	(0.01)	–
Tax return of capital	–	–	–	(0.01)	–	–
Total distributions	–	(0.04)	(0.13)	(0.13)	(0.21)	(0.23)
NET ASSET VALUE						
End of period	**$ 5.20**	**$ 5.15**	**$ 5.11**	**$ 5.06**	**$ 4.98**	**$ 5.03**
Ratios/Supplemental Data						
Total return[2]	**0.97%**	**1.52%**	**3.61%**	**4.20%**	**3.33%**	**5.51%**
Ratio of total expenses to average net assets	0.50%[4]	0.50%	0.50%	0.52%[3]	0.50%	0.50%
Ratio of net investment income to average net assets	0.80%[4]	1.58%	2.55%	2.43%	4.14%	4.59%
Portfolio turnover rate	11.9%	39.8%	57.2%	53.2%	26.7%	59.0%
Net assets, end of period (in millions)	$ 3,780	$ 3,366	$ 2,766	$ 1,978	$ 1,251	$ 1,434

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Includes interest expense (0.02% of average net assets) on TALF loans.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 18.2%		
Airlines 0.2%		
Southwest Airlines, 5.25%, 10/1/14	6,275	6,727
		6,727
Automotive 1.7%		
American Honda Finance, 1.00%, 8/11/15 (1)	6,430	6,453
Daimler Finance North America, VR, 1.13%, 4/10/14 (1)	13,835	13,841
Ford Motor Credit, 2.75%, 5/15/15	9,155	9,288
Ford Motor Credit, 3.875%, 1/15/15	8,160	8,466
Harley Davison Financial Services, 1.15%, 9/15/15 (1)	6,255	6,278
Hyundai Capital America, 1.625%, 10/2/15 (1)	8,175	8,237
Volkswagen International Finance, 1.625%, 3/22/15 (1)	12,550	12,749
		65,312
Banking 5.5%		
ANZ National International, 2.375%, 12/21/12 (1)	5,690	5,695
Bank of America, 1.50%, 10/9/15	7,340	7,365
Bank of America, VR, 1.733%, 1/30/14	2,985	3,013
Bank of New York Mellon, 0.70%, 10/23/15	3,845	3,834
Bank of Nova Scotia, 0.75%, 10/9/15	6,280	6,284
Barclays Bank, 2.50%, 1/23/13	9,530	9,558
BB&T, 3.375%, 9/25/13	1,555	1,590
Capital One Financial, 2.125%, 7/15/14	9,255	9,427
Capital One Financial, 2.15%, 3/23/15	5,180	5,288
Citigroup, VR, 1.29%, 4/1/14	5,426	5,440
Commonwealth Bank of Australia, 1.90%, 9/18/17	5,465	5,594
Commonwealth Bank of Australia, 1.95%, 3/16/15	5,685	5,829
Fifth Third Bancorp, 3.625%, 1/25/16	1,280	1,372
Fifth Third Bancorp, 6.25%, 5/1/13	9,145	9,350
Goldman Sachs, 1.60%, 11/23/15	14,290	14,312

Goldman Sachs, VR, 1.312%, 2/7/14	4,260	4,265
HSBC Bank, 1.625%, 8/12/13 (1)	7,555	7,585
JPMorgan Chase, VR, 1.116%, 1/24/14	758	761
JPMorgan Chase, VR, 1.139%, 5/2/14	18,030	18,125
Morgan Stanley, VR, 1.916%, 1/24/14	21,570	21,669
Nordea Bank, 2.25%, 3/20/15 (1)	12,255	12,572
Royal Bank of Scotland, 2.55%, 9/18/15	6,690	6,835
Santander US Debt, 2.485%, 1/18/13 (1)	900	899
Sumitomo Mitsui Banking, 1.90%, 1/12/15 (1)	15,530	15,556
Toronto-Dominion Bank, VR, 0.64%, 7/14/14	4,840	4,862
UBS Stamford, VR, 1.313%, 1/28/14	7,965	8,002
Wachovia Bank, 4.875%, 2/1/15	3,780	4,086
Wells Fargo, 1.25%, 2/13/15	7,775	7,836
		207,004
Beverages 0.2%		
SABMiller Holdings, 1.85%, 1/15/15 (1)	7,560	7,730
		7,730
Building Products 0.0%		
CRH America, 5.30%, 10/15/13	1,815	1,880
		1,880
Cable Operators 0.1%		
Travel Channel, 3.55%, 1/15/15 (1)	4,885	5,138
		5,138
Computer Service & Software 0.2%		
Electronic Data Systems, STEP, 6.00%, 8/1/13	6,959	7,144
		7,144

Conglomerates 0.6%		
GE Capital, VR, 0.981%, 4/7/14	22,530	22,662
		22,662
Drugs 0.8%		
AbbVie, 1.20%, 11/6/15 (1)	15,705	15,787
Cardinal Health, 5.50%, 6/15/13	7,055	7,237
Gilead Sciences, 2.40%, 12/1/14	6,320	6,527
		29,551
Energy 0.8%		
Great Plains Energy, 2.75%, 8/15/13	3,630	3,671
Talisman Energy, 5.125%, 5/15/15	7,460	8,066
Transocean, 2.50%, 10/15/17	2,560	2,572
Transocean, 4.95%, 11/15/15	8,515	9,323
Transocean, 5.25%, 3/15/13	7,825	7,916
		31,548
Exploration & Production 0.3%		
Ensco, 3.25%, 3/15/16	3,785	4,037
Noble Holding International, 3.45%, 8/1/15	970	1,026
Woodside Finance, 4.50%, 11/10/14 (1)	5,370	5,691
		10,754
Financial 0.7%		
American Express Credit, 5.125%, 8/25/14	5,000	5,376
American International Group, 3.00%, 3/20/15	12,325	12,817
SLM, 3.875%, 9/10/15	9,270	9,487
		27,680
Food/Tobacco 0.2%		
Altria, 8.50%, 11/10/13	7,340	7,858

B.A.T. International Finance, 8.125%, 11/15/13 (1)	350	374
Reynolds American, 1.05%, 10/30/15	1,205	1,206
		9,438
Gas & Gas Transmission 0.5%		
Enterprise Products Operations, 1.25%, 8/13/15	2,035	2,050
Enterprise Products Operations, 5.60%, 10/15/14	1,656	1,799
Enterprise Products Operations, 5.90%, 4/15/13	4,835	4,924
Kinder Morgan Energy Partners, 5.125%, 11/15/14	2,715	2,930
Magellan Midstream Partners, 6.45%, 6/1/14	4,755	5,137
TransCanada Pipelines, 0.875%, 3/2/15	1,395	1,399
		18,239
Health Care 1.2%		
Aristotle Holding, 2.75%, 11/21/14 (1)	5,845	6,043
Boston Scientific, 4.50%, 1/15/15	9,430	10,053
Life Technologies, 3.375%, 3/1/13	9,080	9,142
McKesson, 0.95%, 12/4/15	1,500	1,503
UnitedHealth Group, 0.85%, 10/15/15	1,660	1,662
Watson Pharmaceuticals, 1.875%, 10/1/17	4,735	4,809
Watson Pharmaceuticals, 5.00%, 8/15/14	7,673	8,197
WellPoint, 1.25%, 9/10/15	3,770	3,796
		45,205
Information Technology 0.8%		
Agilent Technologies, 2.50%, 7/15/13	4,450	4,502
Broadcom, 1.50%, 11/1/13	4,395	4,436
Fiserv, 3.125%, 6/15/16	4,010	4,282
Hewlett-Packard, 2.625%, 12/9/14	6,310	6,308
Hewlett-Packard, 4.50%, 3/1/13	2,845	2,866

Xerox, 5.65%, 5/15/13	7,515	7,683
		30,077
Insurance 1.0%		
Met Life Global Funding I, 1.70%, 6/29/15 (1)	8,995	9,148
Met Life Institutional Funding II, VR, 1.254%, 4/4/14 (1)	9,125	9,174
Principal Financial Group, 7.875%, 5/15/14	2,675	2,943
Principal Life Global Funding II, VR, 0.976%, 7/9/14 (1)	6,825	6,833
Sun Life Financial Global Funding, FRN, 0.601%, 10/6/13 (1)	11,680	11,667
		39,765
Investment Dealers 0.0%		
Franklin Resources, 1.375%, 9/15/17	815	823
		823
Media & Communications 0.2%		
Vivendi, 2.40%, 4/10/15 (1)	6,260	6,235
		6,235
Metals & Mining 0.4%		
Anglo American Capital, 2.15%, 9/27/13 (1)	5,515	5,545
ArcelorMittal, 5.375%, 6/1/13	3,250	3,299
Barrick Gold, 1.75%, 5/30/14	1,445	1,465
Barrick Gold Finance, 6.125%, 9/15/13	6,110	6,371
		16,680
Other Telecommunications 0.3%		
British Telecommunications, 5.15%, 1/15/13	4,640	4,657
British Telecommunications, VR, 1.504%, 12/20/13	5,210	5,236
		9,893

Petroleum 0.3%		
Marathon Oil, 0.90%, 11/1/15	3,835	3,838
Phillips 66, 1.95%, 3/5/15 (1)	6,130	6,262
		10,100
Publishing 0.1%		
Thomson Reuters, 5.95%, 7/15/13	2,050	2,118
		2,118
Retail 0.2%		
Staples, 9.75%, 1/15/14	2,415	2,638
Walgreen, 4.875%, 8/1/13	4,640	4,775
		7,413
Satellites 0.3%		
DIRECTV Holdings, 4.75%, 10/1/14	9,240	9,864
		9,864
Telephones 0.2%		
Telecom Italia Capital, 5.25%, 11/15/13	6,770	6,953
		6,953
Transportation (Excluding Railroads) 0.2%		
Heathrow Funding, 2.50%, 6/25/17 (1)	8,405	8,677
		8,677
Transportation Services 0.1%		
ERAC USA Finance, 2.75%, 7/1/13 (1)	3,700	3,739
		3,739
Utilities 1.0%		
Appalachian Power, VR, 0.685%, 8/16/13	9,720	9,734

Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)	4,985	5,118
NiSource Finance, 6.15%, 3/1/13	1,095	1,109
Northeast Utilities, 5.65%, 6/1/13	6,765	6,936
Northeast Utilities, VR, 1.129%, 9/20/13	5,585	5,609
Ohio Power, 5.75%, 9/1/13	3,150	3,270
Veolia Environnement, 5.25%, 6/3/13	5,165	5,284
		37,060
Wireline Communications 0.1%		
Telefonica Emisiones, 2.582%, 4/26/13	10	10
Telefonica Emisiones, 5.855%, 2/4/13	4,480	4,513
		4,523
Total Corporate Bonds (Cost $682,425)		689,932
ASSET-BACKED SECURITIES 3.6%		
Asset-Backed Other 0.0%		
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (1)	81	81
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (1)	19	19
		100
Auto Backed 2.1%		
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, 2/16/16	3,375	3,397
AmeriCredit Automobile Receivables Trust Series 2012-1, Class A3 1.23%, 9/8/16	800	808
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16	1,255	1,265

AmeriCredit Automobile Receivables Trust Series 2012-5, Class A3 0.62%, 6/8/17	2,540	2,539
CarMax Auto Owner Trust Series 2010-2, Class A3 1.41%, 2/16/15	1,910	1,917
CarMax Auto Owner Trust Series 2010-2, Class A4 2.04%, 10/15/15	5,070	5,154
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16	2,495	2,511
CitiFinancial Auto Issuance Trust Series 2009-1, Class A4 3.15%, 8/15/16 (1)	3,277	3,297
Ford Credit Auto Lease Trust Series 2012-A, Class A3 0.85%, 1/15/15	2,415	2,426
Ford Credit Auto Lease Trust Series 2012-B, Class B 1.10%, 12/15/15 (1)	795	796
Ford Credit Auto Lease Trust Series 2012-B, Class C 1.50%, 3/15/17 (1)	985	986
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	3,458	3,487
Ford Credit Auto Owner Trust Series 2009-E, Class A4 2.42%, 11/15/14	3,016	3,043
Ford Credit Auto Owner Trust Series 2010-B, Class A3 0.98%, 10/15/14	978	980
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16	5,375	5,378
Honda Auto Receivables Owner Trust Series 2010-2, Class A3 1.34%, 3/18/14	1,023	1,025

Honda Auto Receivables Owner Trust Series 2012-3, Class A3 0.56%, 5/15/16	12,170	12,184
Huntington Auto Trust Series 2012-1, Class A3 0.81%, 9/15/16	3,820	3,839
Hyundai Auto Receivables Trust Series 2009-A, Class A4 3.15%, 3/15/16	4,094	4,162
Hyundai Auto Receivables Trust Series 2012-C, Class A4 0.73%, 6/15/18	4,010	4,014
Smart Trust Australia Series 2012-4US, Class A3A 0.97%, 3/14/17	2,360	2,361
Toyota Auto Receivables Owner Trust Series 2010-B, Class A4 1.47%, 1/17/17	2,425	2,441
Toyota Auto Receivables Owner Trust Series 2012-A, Class A3 0.75%, 2/16/16	2,350	2,361
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, 8/22/16	5,425	5,458
Wheels SPV Series 2012-1, Class A2 1.19%, 3/20/21 (1)	3,630	3,650
		79,479
Credit Card Backed 1.0%		
American Express Credit Account Master Trust Series 2009-2, Class A, VR 1.458%, 3/15/17	8,580	8,760
American Express Credit Account Master Trust Series 2012-2, Class B 0.99%, 3/15/18	6,095	6,114
American Express Credit Account Master Trust Series 2012-2, Class C 1.29%, 3/15/18 (1)	6,965	6,968

Whole Loans Backed 0.1%		
Fosse Master Issuer Series 2012-1A, Class 2A2, VR 1.725%, 10/18/54 (1)	3,235	3,304
		3,304
Total Asset-Backed Securities (Cost $137,359)		137,980
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.1%		
Commercial Mortgage Backed Securities 1.0%		
Bear Stearns Commercial Mortgage Securities Series 2005-PWR7, Class A3, VR 5.116%, 2/11/41	2,258	2,462
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	895	972
Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class A4 5.201%, 12/11/38	3,905	4,494
Greenwich Capital Commercial Funding Series 2005-GG3, Class A3 4.569%, 8/10/42	2,483	2,489
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	5,195	5,850
LB-UBS Commercial Mortgage Trust Series 2003-C7, Class A3, VR 4.559%, 9/15/27	2,726	2,725
LB-UBS Commercial Mortgage Trust Series 2003-C8, Class A3 4.83%, 11/15/27	684	692
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, 1/15/31	1,755	1,826
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31	5,460	6,107

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4, VR 6.095%, 6/12/46	5,840	6,755
Morgan Stanley Capital I Series 2003-IQ4, Class A2 4.07%, 5/15/40	3,444	3,465
		37,837
Home Equity Loans Backed 0.0%		
BankBoston Home Equity Loan Trust Series 1998-2, Class A6, VR 6.64%, 12/25/28	204	195
Chase Funding Mortgage Loan Series 2002-4, Class 2A1, VR 0.948%, 10/25/32	40	35
Chase Funding Mortgage Loan Series 2003-3, Class 1A6 3.717%, 10/25/14	328	327
Residential Asset Mortgage Products Series 2003-RZ2, Class A1, CMO, VR 3.60%, 4/25/33	143	138
		695
Whole Loans Backed 0.1%		
Banc of America Mortgage Securities Series 2004-H, Class 2A2, ARM 3.121%, 9/25/34	457	451
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.966%, 2/25/34	104	104
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	209	211
WaMu Mortgage PTC Series 2005-4, Class CB1, CMO, ARM 0.658%, 6/25/35	27	19
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 3.017%, 9/25/35	583	565

Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, CMO, VR 4.707%, 6/25/34	563	578
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 2.622%, 3/25/35	156	155
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 3A1, CMO, ARM 2.615%, 3/25/35	157	157
		2,240
Total Non-U.S. Government Mortgage-Backed Securities (Cost $40,469)		40,772

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 1.8%

U.S. Government Agency Obligations 1.7% (2)

Federal Home Loan Mortgage		
5.50%, 10/1/38	205	221
6.00%, 3/1/14 - 8/1/22	1,446	1,583
Federal Home Loan Mortgage, ARM		
2.38%, 1/1/36	611	644
2.46%, 10/1/33	2	2
2.472%, 11/1/34	156	165
2.702%, 1/1/37	126	135
2.711%, 9/1/35	684	733
2.728%, 7/1/35	830	884
2.739%, 2/1/37	1,040	1,104
2.746%, 4/1/37	1,974	2,115
2.768%, 2/1/35	1,361	1,455
2.781%, 2/1/37	257	275
2.835%, 5/1/37	616	660
2.903%, 2/1/34 - 2/1/37	756	805
3.086%, 2/1/33	3	3

3.104%, 2/1/37	478	506
4.471%, 11/1/35	35	37
4.554%, 5/1/38	790	844
4.58%, 6/1/38	1,908	2,035
4.653%, 7/1/38	188	201
4.66%, 6/1/38	727	776
4.701%, 6/1/38	1,198	1,280
4.74%, 7/1/38	1,242	1,333
5.355%, 2/1/38	1,752	1,877
5.387%, 1/1/36	21	22
5.906%, 12/1/36	258	280
5.947%, 10/1/36	285	309
6.008%, 11/1/36	165	179
Federal Home Loan Mortgage, CMO, 6.50%, 11/15/20	16	18
Federal Home Loan Mortgage, VR, 6.28%, 10/27/31	17	19
Federal National Mortgage Assn.		
5.00%, 12/1/20	5,921	6,442
5.50%, 12/1/34 - 11/1/36	6,151	6,695
6.00%, 7/1/13 - 5/1/42	13,098	14,415
6.50%, 1/1/13 - 4/1/14	42	43
7.00%, 7/1/22 - 10/1/23	1,452	1,586
Federal National Mortgage Assn., ARM		
2.111%, 10/1/33	889	934
2.125%, 1/1/35	15	16
2.25%, 7/1/33	2	2
2.314%, 6/1/37	779	830
2.413%, 7/1/27	5	5
2.606%, 12/1/32	58	63
2.614%, 7/1/35	668	711
2.643%, 7/1/34	9	10

2.653%, 7/1/36	715	763
2.659%, 9/1/32	41	43
2.697%, 1/1/34	29	31
2.72%, 9/1/35	2,374	2,545
2.739%, 10/1/32	36	39
2.748%, 9/1/37	1,121	1,199
2.777%, 2/1/33	5	5
2.815%, 1/1/37	1,004	1,078
3.04%, 12/1/36	283	304
3.903%, 12/1/35	74	79
4.143%, 12/1/35	57	61
4.685%, 12/1/35	42	45
4.746%, 5/1/38	1,773	1,895
4.816%, 4/1/38	1,045	1,120
4.898%, 5/1/38	2,803	3,018
4.931%, 8/1/38	677	723
4.957%, 8/1/38	124	133
5.271%, 8/1/38	87	94
5.733%, 12/1/35	10	10
5.969%, 9/1/36	134	146
Federal National Mortgage Assn., CMO, VR, 5.61%, 1/25/32	4	4
		65,587
U.S. Government Obligations 0.1%		
Government National Mortgage Assn.		
2.50%, 9/20/27	2,842	3,004
4.50%, 4/15/18 - 6/15/18	559	607
6.00%, 7/15/16 - 12/15/32	185	206
7.00%, 4/15/13 - 12/15/13	1	1
8.50%, 8/15/16 - 6/20/27	271	300

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.8%

Foreign Government & Municipalities (Excluding Canadian) 0.8%		
Mexican Udibonos, Treasury Inflation-Indexed 3.50%, 12/14/17 (MXN)	111,258	9,593
Mexican Udibonos, Treasury Inflation-Indexed 4.50%, 12/18/14 (MXN)	105,288	8,742
United Mexican States, 9.50%, 12/18/14 (MXN)	118,927	10,031
Total Foreign Government Obligations & Municipalities (Cost $27,266)		28,366

MUNICIPAL SECURITIES 0.1%

Pennsylvania 0.1%		
Pennsylvania, 5.00%, 1/1/18 (Prerefunded 1/1/13) (4)(5)	3,455	3,469
Total Municipal Securities (Cost $3,460)		3,469

SHORT-TERM INVESTMENTS 0.7%

Money Market Funds 0.7%		
T. Rowe Price Reserve Investment Fund, 0.13% (6)(7)	25,829	25,829
Total Short-Term Investments (Cost $25,829)		25,829
Total Investments in Securities		
99.8% of Net Assets (Cost $3,727,024)		**$ 3,774,318**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $222,916 and represents 5.9% of net assets.

(2) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(3) At November 30, 2012, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(4) Prerefunded date is used in determining portfolio maturity.

(5) Insured by National Public Finance Guarantee Corp.

(6) Affiliated Companies

(7) Seven-day yield

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Inflation Focused Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2006. The fund is available for investment only by mutual funds and college savings plans managed by T. Rowe Price Associates, Inc., and/or its affiliates and is not available for direct purchase by members of the public. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2012. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at November 30, 2012, totaled $0 for the six months ended November 30, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2012, the fund’s exposure to forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. For OTC instruments, collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. For exchange-traded instruments, margin posted by the fund is held by the broker. Cash posted by the fund as collateral or to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of November 30, 2012, no collateral was pledged by either the fund or counterparties for covered OTC instruments. As of November 30, 2012, securities valued at $108,000 had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $290,496,000 and $231,944,000, respectively, for the six months ended November 30, 2012. Purchases and sales of U.S. government securities aggregated $497,637,000 and $183,948,000, respectively, for the six months ended November 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At November 30, 2012, the cost of investments for federal income tax purposes was $3,727,250,000. Net unrealized gain aggregated $46,889,000 at period-end, of which $48,256,000 related to appreciated investments and $1,367,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At November 30, 2012, approximately 17% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Retirement Funds’ expenses allocated to the fund are borne by Price Associates, pursuant to its all-inclusive fee agreement. At November 30, 2012, approximately 83% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Focused Bond Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 23, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 23, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 23, 2013